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                            TRANSWORLD HEALTHCARE, INC.

                               1992 STOCK OPTION PLAN

                           AS AMENDED AS OF MARCH 17, 1998


                  1. PURPOSE. The 1992 Stock Option Plan (the "Plan") is intended to provide an incentive to selected key employees (including directors and officers) of Transworld Healthcare, Inc. (the "Company") to acquire a proprietary interest in the Company, to continue as employees, and to increase their efforts on behalf of the Company. In addition, non-employee independent contractors and non-employee directors may participate in the Plan. Options granted pursuant to the Plan may consist of incentive stock options ("ISOs") (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) and non-qualified options.

                  2. ADMINISTRATION. A committee (the "Committee") appointed by the Company's Board of Directors shall administer the Plan. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill any vacancies on the Committee.

                  Subject to the consent of the Board of Directors and the provisions of the Plan, the Committee shall determine the purchase price of the shares covered by each option, the employees, non-employee independent contractors, and non-employee directors to whom, and the time or times at which, options shall be granted, the number of shares to be covered by each option, and the term of each option. Subject to the consent of the Board of Directors, the Committee also shall have the authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to determine the provisions of the


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respective option agreements (which need not be identical), and to make all other determinations considered necessary or advisable for the administration of the Plan.

                  The Board of Directors shall designate one Committee member as chairperson and the Committee shall hold meetings at such times and places as it shall consider advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members shall be fully as effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall consider advisable.

                  If the Committee is not appointed, the Board of Directors shall administer the Plan.

                  3. GRANTEES. Options may be granted to such key employees (including officers and directors), non-employee independent contractors, and non-employee directors of the Company and any parent or subsidiary corporation (within the meaning of Code Section 424(e) and (f) ("Affiliates")) as the Committee determines (each such individual a "Grantee"); provided, however, ISOs shall only be granted to employees (including directors and officers).

                  4. EFFECTIVENESS AND TERMINATION OF PLAN. This Plan shall become effective as of the date of its adoption by the Company's Board of Directors, or its approval by the Company's shareholders, whichever is earlier. The Plan shall be subject to approval by the Company's shareholders within one year from the date on which it was adopted.

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Before shareholder approval of the Plan, options may be granted under the Plan, but any such option shall not be exercisable before shareholder approval of the Plan. If the Plan is not approved by the Company's shareholders, the Plan shall terminate and all options theretofore granted under the Plan shall terminate and become void.

                  This Plan shall terminate on the earliest of:

                           (a)      the tenth anniversary of the effective
date as determined under this Section 4;

                           (b)      the date when all common shares of the
Company, par value $.01 per share (the "Shares"), reserved for issuance under the Plan shall have been acquired through exercise of options granted under the Plan; or

                           (c) such earlier date as the Board of Directors may
determine. Any option outstanding under the Plan at the time of the Plan's termination shall remain in effect in accordance with its terms and those of the Plan.

                  5. THE SHARES. Subject to Section 7, the aggregate number of Shares which may be issued under the Plan shall not exceed (i) 3,000,000 (the "Base Amount") plus (ii) an annual increase to the Base Amount equal to one percent of the number of Shares outstanding as of the first day of each fiscal year beginning in fiscal October, 1998 and ending on July 21, 2002. Such number of Shares may be set aside out of the authorized but unissued Shares not reserved for any other purpose or out of Shares held in or acquired for the treasury of the Company. If all or part of an option is unexercised, the Shares which were not exercised may again be available for grant under the Plan.

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                  6. GRANT AND TERMS OF OPTIONS. The Committee may grant
options at any time and from time to time before the termination of the Plan. Except as provided below, options granted under the Plan shall be subject to the following terms:

                           (a)      Price.  The purchase price of Shares upon
exercise of an ISO shall be no less than the fair market value of the Shares at the time of grant; provided, however, if an ISO is granted to a person owning shares of the Company possessing more than 10% of the total combined voting power of all classes of shares of the Company as defined in Code Section 422 ("10% Shareholder"), the exercise price shall equal 110% of the fair market value of the Shares at the time of grant. The fair market value of the Shares shall be determined by and in accordance with procedures established by the Committee whose determination shall be final.

                  The exercise price of Shares subject to a non-qualified option shall be determined by the Committee.

                  The exercise price shall be paid in full in United States dollars in cash or by check at the time of exercise. The Grantee shall pay any required withholding tax in full in United States dollars in cash or by check at the time of exercise of the option. The exercise price and any required withholding tax also may be paid with (i) Shares already owned by, and in the possession of, the Grantee or (ii) any combination of United States dollars or Shares. Shares used to satisfy the exercise price and any required withholding tax shall be valued by the Committee in its sole discretion at their fair market value as of the close of business on the day immediately before the date of exercise. The exercise price shall be subject to adjustment, but only as provided in Section 7 hereof.

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                           (b)      Limit on Incentive Stock Option Amount.
Notwithstanding any provision contained herein to the contrary, to the extent that the aggregate fair market value of the Shares covered by ISOs granted to a Grantee are exercisable for the first time during any calendar year (under all plans of the Company or Affiliates) exceeds $100,000, the options shall be treated as non-qualified options.

                           (c)      Duration and Exercise of Options.  An
option may be granted for a term not exceeding ten years from the date of grant; provided, however, an ISO granted to a 10% Shareholder may have a term not exceeding five years from the date of grant. Options shall be exercisable at such time and in such amounts (up to the full amount thereof) as the Committee may determine at the time of grant. If an option is exercisable in installments, the Committee shall determine what events, if any, will accelerate the exercise of the option.

                           (d)      Termination of Employment.  Except as
otherwise determined by the Committee, upon the termination of the Grantee's employment (or service as a non-employee independent contractor or non-employee director), the Grantee's rights to exercise an option shall be as follows:

                                         (i)         If the Grantee's
                  employment (or service as a non-employee independent contractor or non-employee director) is terminated on account of permanent and total disability (as defined in Code Section 22(e)(3)), the Grantee or the Grantee's legal representative (or the Grantee's estate if the Grantee dies after termination of employment or service) may exercise the option, to the extent exercisable on the date of the Grantee's

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                  termination of employment or service, at any time within one year after termination of employment or service but in no event after the expiration of the term of the option.

                                        (ii) If the Grantee's employment (or
                  service as a non-employee independent contractor or non-employee director) is terminated by death, the Grantee's estate may exercise the option, to the extent exercisable on the date of the Grantee's death, at any time within one year after the Grantee's death, but in no event after the expiration of the term of the option.

                                       (iii) If the Grantee's employment is
                  terminated involuntarily for "Cause" or if a Grantee who has an employment agreement with the Company voluntarily terminates his or her employment (other than upon or after the expiration of the employment agreement), the Grantee's option shall expire as of the date of termination of employment. "Cause" under this Plan means (1) material misconduct by the Grantee, (2) any act by the Grantee that is materially adverse to the Company, or (3) the Grantee's breach of any employment or non-competition agreement with the Company. "Cause" also has the meaning given to that term, or any similar term, under any employment agreement with the Company.

                                      (iv) If the Grantee's employment (or
                  service as a non-employee independent contractor or non-employee director) is terminated for any reason other than as described in clauses (i), (ii), and (iii), the Grantee

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                  (or the Grantee's estate if the Grantee dies after the
                  termination) may exercise the option, to the extent exercisable before the termination, within three months after the termination but in no event after the expiration of the term of the option.

                                         (v)  A Grantee-s "estate" means the
                  Grantee's legal representative or any person who acquires the right to exercise an option by reason of the Grantee's death. The Committee may require the transferee of a Grantee to supply it with written notice of the Grantee's death or disability and to supply it with a copy of the will (in the case of the Grantee's death) or such other evidence as the Committee considers necessary to establish the validity of the transfer of an option. The Committee may also require the agreement of the transferee to be bound by all the terms of the Plan.

                           (e)      Transferability of Option.  Options shall
be transferable only by will or the laws of descent and distribution and shall be exercisable during the Grantee's lifetime only by the Grantee or the Grantee's legal representative.

                           (f)      Modification, Extension, and Renewal of
Options. Subject to the terms and within the limitations of the Plan, the Committee may modify, extend, or renew outstanding options granted under the Plan, or accept the surrender of outstanding options (up to the extent not previously exercised) and authorize the granting of new options in substitution therefor (to the extent not previously exercised). Notwithstanding the foregoing, however, no modification of an option may, without the consent of the Grantee, alter or impair any rights or obligations under any option theretofore granted under the Plan


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nor may any modification be made which would adversely affect the status of an
ISO as an incentive stock option under Code Section 422.

                           (g)      Form of Option Agreements.  Options for
both ISO's and non-qualified options shall be evidenced by such form of agreement as the Committee approves.

                           (h)      Other Terms and Conditions.  Options may
contain such other provisions, which shall not be inconsistent with the terms of the Plan, as the Committee considers appropriate.

                  7. ADJUSTMENTS IN THE SHARES. If the Shares, as presently constituted, shall be changed into or exchanged for a different number or kind of share or other securities of the Company or of another corporation (whether by merger, consolidation, recapitalization, reclassification, split, reverse split, combination of shares, or otherwise) or if the number of Shares shall be increased through the payment of a share dividend, there shall be substituted for or added to each Share theretofore appropriated or thereafter subject or which may become subject to an option under this Plan, the number and kind of shares or other securities into which each outstanding Share shall be so changed, or for which each Share shall be exchanged, or to which each Share shall be entitled, as the case may be. The price and other terms of outstanding options shall also be appropriately amended as may be necessary to reflect the foregoing events. If there shall be any other change in the number or kind of the outstanding Shares, or of any share or other securities into which the Shares shall have been changed, or for which the Shares shall have been exchanged, then, if the Board of Directors shall, in its sole discretion, determine that such change equitably requires an

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adjustment in any option theretofore granted or which may be granted under the
Plan, such adjustments shall be made in accordance with that determination.

                  Fractional Shares resulting from any adjustment in options pursuant to Section 7 may be settled in cash or otherwise as the Committee shall determine. The Committee shall give notice of any adjustment to each Grantee whose option has been adjusted and such adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.

                  In the event of the disposition of all or substantially all the assets of the Company, or the dissolution of the Company, or the merger or consolidation of the Company with or into any other corporation, or the merger or consolidation of any other corporation into the Company, or the making of a tender offer to purchase all or a substantial portion of the Shares of the Company, the Committee may amend all outstanding options (upon such conditions as it shall consider fit) to permit the exercise of all such options before the effective date of any such transaction and to terminate such options as of such effective date. If the Committee shall exercise this power, all options then outstanding and subject to such requirement shall be deemed to have been amended to permit the exercise thereof in whole or in part by the Grantee at any time or from time to time as determined by the Committee before the effective date of the transaction and the options shall be deemed to terminate upon such effective date.

                  8. SECURITIES LAW REQUIREMENTS. No option granted under this Plan shall be exercisable in whole or in part, nor shall the Company be obligated to sell any Shares subject to any such option if such exercise, sale, or settlement would, in the opinion

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of counsel for the Company, violate the Securities Act of 1933 (or other
Federal or State statutes having similar requirements), as may be in effect at that time. Each option shall be subject to the further requirement that, if at any time the Board of Directors determines that the listing or qualification of the Shares subject to the option under any securities exchange requirements or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the granting of the option or the issuance of Shares under the option, the option may not be exercised in whole or in part unless the listing, qualification, consent, or approval shall have been effected or obtained free of any conditions unacceptable to the Board of Directors.

                  9. AMENDMENT OF THE PLAN. The Board of Directors may amend the Plan, correct any defect, supply any omission, or reconcile any inconsistency in the Plan or in any option in the manner and to the extent it shall consider desirable; provided, however, except as provided in Section 7 and this Section 9, unless the shareholders of the Company shall have first approved thereof: (i) no option shall be exercisable more than ten years after the date it is granted; (ii) the expiration date of the Plan shall not be extended; and (iii) no amendment shall be of any force and effect if the amendment increases the number of Shares available for the granting of options under the Plan, decreases the price at which options may be granted, materially increases the benefits accruing to Grantees, or materially modifies the eligibility or participation requirements in the Plan. In addition, no amendment of the Plan may, without the consent of a Grantee, adversely affect the Grantee's rights under any option.

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                  The Board of Directors also may amend or terminate the Plan in such respect as the Board of Directors shall consider advisable to ensure favorable Federal income tax treatment for the Company.

                  The Board of Directors shall have all the powers granted to the Committee under the Plan.

                  10. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Shares will be used for general corporate purposes.

                  11. NO OBLIGATION TO EXERCISE OPTION. The granting of an option shall impose no obligation upon the Grantee (or upon a transferee of a Grantee) to exercise the option.

                  12. PLAN NOT A CONTRACT OF EMPLOYMENT. The Plan is not a contract of employment, and the terms of employment of any Grantee,, or the relationship of any non-employee independent contractor with the Company shall not be affected in any way by the Plan or related instruments except as specifically provided therein. The establishment of the Plan shall not be construed as conferring any legal rights upon any Grantee for a continuation of employment, nor shall it interfere with the right of the Company or any subsidiary to discharge any Grantee and to treat the Grantee without regard to the effect which that treatment might have upon him or her as a Grantee.

                  13. EXPENSES OF THE PLAN. The Company shall pay all expenses of the Plan.

                  14. COMPLIANCE WITH APPLICABLE LAW. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any

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certificates for Shares pursuant to the exercise of an option, unless and until the Company is advised by its counsel that the issuance and delivery of those certificates is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any exchange upon which Shares are traded. The Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation, or requirement. The Board of Directors may require, as a condition of the issuance and delivery of the certificates and to ensure compliance with such laws, regulations, and requirements, that the Grantee make such covenants, agreements, and representations as the Board of Directors considers necessary or desirable.
                  15. GOVERNING LAW. Except to the extent preempted by Federal law, the Plan shall be construed and enforced in accordance with, and governed by, New York law other than its conflicts of law provisions.

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